EXHIBIT 10.4








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                        Liquor Group Brokerage Agreement


      THIS AGREEMENT ("Agreement") is made as of the signature date by and between the Vendor as listed on the signature page below (hereinafter referred to as "Vendor"), and Liquor Group (hereinafter referred to as "Broker") exclusively for the Products specified in Exhibit A attached hereto (hereinafter referred to as "Products') in the Territory specified in Exhibit A attached hereto (hereinafter referred to as the "Territory").

                                    Recitals
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      WHEREAS, The Vendor is authorized to sell the Products of alcoholic beverages listed in Exhibit A (hereinafter referred to as the "Products") in the Territory;

      WHEREAS, Vendor desires to appoint Broker as its exclusive Licensed Broker with respect to the Products upon the terms and conditions set forth in this Agreement; and

      WHEREAS, Broker desires to accept such appointment upon such terms and conditions.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree it as follows:

1. Appointment. The Vendor hereby appoints Broker as its exclusive licensed sales Broker representative organization with respect to the products offered by the Vendor in the Territory as specified in Exhibit A. Vendor acknowledges and agrees that Broker will have all of the rights and privileges afforded it under the terms and conditions of this Agreement. Broker herby accepts such appointment and agrees to act as such sales broker.

2. Duties. Broker shall diligently promote the sales of the Products listed in Exhibit A by calling upon retail outlets and on-premise licenses, providing displays and point of sale materials where permitted by regulation, conducting programs as requested by Vendor from time to time at Vendor's expense and otherwise promoting the distribution of the Vendor's products. The Vendor will supply all promotional materials. Broker shall maintain an office and personnel adequate to carry out the terms of this Agreement. Broker will not do anything detrimental to the Vendor's interest or which may adversely affect the goodwill of our business or the goodwill of the Products for which Broker is acting pursuant to this agreement.

3. Relationship of Parties. It is understood that Broker is acting for the Vendor strictly as an independent sales broker, and nothing herein shall be deemed to constitute a partnership between the parties or to be deemed to constitute Broker as the agent for the Vendor for any other purpose beyond that required for the performance of this agreement and shall have no power of authority to bind or contract in the name of, or otherwise create a liability against the Vendor.

4. Relationship with Authorized Distribution Agents. The financial/clerical relationships with the Territory's contracted Authorized Distribution Agent(s) (ADAs) shall be the sole responsibility of the Vendor, formal interaction with the ADA's by the Broker on Vendor's behalf shall not be permitted without prior approval by Vendor. However, Broker shall, in its' normal course of business be in contact with ADAs to obtain reports, inventory stock status and other information as is required.


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                        Liquor Group Brokerage Agreement

5. Products Covered. The Agreement shall cover, and Broker's duties shall be applicable, to all products and sizes for the Vendor and its subsidiaries listed on Exhibit A attached hereto, which may from time to time, be amended.

6. Compensation. The Vendor shall pay the Broker, and Broker shall accept as full compensation for services under this Agreement a monthly commission basis on the commission rates as set forth in the commission rates attached hereto as Exhibit A.

7. Bonus Commission. Broker may earn a "bonus" commission on every case depleted for that year if the depletion number reaches or exceeds the set case and/of profit goal established and agreed to by the Vendor. Such bonus shall be discussed and agreed in writing by and between the Broker and the Vendor.

8. Program Incentives. Program incentives from the Vendor are an essential component of a successful marketing and promotional strategy in this market. A program incentive budget shall be prepared and mutually agreed by the parties as shown in Exhibit B attached hereto. Vendor is responsible for funding of product promotions and programs prior to their implementation and commencement. Once the budget is agreed Vendor shall deposit the monthly anticipated expenditure in advance to the Broker promotion and program account. This account to be replenished monthly against specific documentation of utilization provided by Broker. Broker will not continue any promotion or program without receipt of funding, unless otherwise mutually agreed.

9. Merchandising Grants. The Vendor may from time to time, and at its sole option, confirmed to the Broker by separate letter, grant monies for Broker's use in promotion of the Vendor's Products represented by this Agreement. Broker agrees to abide by the terms and conditions set forth in the individual grant letter or letter and nothing herein shall be construed as a guarantee or promise that the Vendor will provide such a grant.

10. Deliverable goods. Vendor is responsible to provide to the territory such merchantable goods in sufficient quantities as requested by the Broker. Vendor shall provide such products in conformity with the samples presented to Broker at or prior to the time of this agreement. Vendor bears all cost to bring such goods to market and is responsible in all manners of law for the deliverables. Broker understands that Vendor may from time to time alter the appearance, formulation, configuration and/or packaging of such goods and as so far as these altered goods maintain the level of quality and merchantability Broker agrees to put forth its best efforts to continue to sell the goods.

11. Broker's Projections. Broker will assist Vendor in determining the proper level of merchandisable products to be maintained in the territory. Broker may prepare from time to time projections on anticipated sales to facilitate determining proper merchandise levels. These projections are intended for informational purposes only. Due to the vague nature inherent in all consumable goods projections, Broker shall not be liable for any aspects of projections submitted to vendor.

12. Term. This agreement shall be effective as of the date of signature, and shall be in effect until terminated by mutual agreement. The Initial Term of the agreement shall be shall be two (2) years, renewable in ongoing two
     (2) year increments, provided each party performs obligations specified herein. The Term shall begin on the date this agreement has been duly executed by the Vendor and the agreement shall be automatically renewed on its' anniversary date, two years hence.

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                        Liquor Group Brokerage Agreement

13. Performance Criteria. During the initial year of this agreement, a baseline of historical sales per product will be established for each brand. Broker warrants that it will equal or exceed one hundred and ten percent (110%) of the baseline established for the subsequent calendar year and shall increase such results by no less than 5% per annum thereafter; provided the macroeconomic condition of the market remains stable at or above similar levels as the baseline historical period.

14. Trademark Protection. During the life of this agreement, Vendor shall maintain in full force and effect Federal and International registrations of its trade name, product name and trademarks for the products; and shall at its own expense and discretion exercise its common law and statutory rights against any infringements of its trade name, trademark, labels, and copyrights. Vendor shall authorize and hold Broker harmless for all promotional use of registrations of said products for the duration of this agreement.

15. Termination. This agreement may be terminated at the discretion of either party only for breach of agreement for cause, including failure to accomplish criteria as outlined in Exhibit A. Either party must provide notice of such cause in writing to the other party, and allow 30 days for such cause to be remedied by the other party prior to submittal written of request for termination. Such request must be made in writing to the other party, and should cause for termination be deemed sufficient by mutual agreement, said termination shall be effective Sixty (60) days from the date of the termination acceptance. Should it be determined that failure to accomplish the performance criteria is due to the activities, or lack thereof, of the broker, and such cause is not remedied by the Broker under the 30 day redemption period, then a Sixty (60) day termination shall be granted to Vendor without the requirement of mutual agreement.

16. Reports by Broker. Broker will periodically provide Vendor with such reports as Vendor may reasonably request, including, but not limited to monthly and or quarterly reports of sales of the Products. The style and frequency of reports to be determined at the commencement of this agreement and any subsequent alterations shall be requested in writing and to be mutually agreed.

17. Compliance of Law. Broker agrees at all times during the term of this Agreement to comply with all applicable federal, state and local laws and regulations applicable to its performance hereunder.

18. Code of Practices. Broker adheres strictly to the DISCUS Code of Responsible Practices for Beverage Alcohol Advertising and Marketing and will not condone, participate in nor permit any activity not in accordance with the guidelines contained therein. Broker reserves the right to decline to participate in, or prohibit any promotional activity within in its Territory that it deems in its sole discretion to be outside of its own guidelines. More information on DISCUS guidelines can be found at: www.Discus.org

19. Confidentiality Agreement. Broker agrees to maintain confidentiality with regards to the internal marketing and promotional strategy of the Vendor. Any materials marked confidential and disclosed as such to Broker shall be handled with the sensitivity and care of general business and professional standards.

20. Assignment. Except to the extent otherwise provided by law, this Agreement may not be assigned nor the obligations imposed by it delegated, in whole or part, without the prior written consent of the other party.


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                        Liquor Group Brokerage Agreement

21. Scope of Agreement. This Agreement constitutes the entire agreement between Vendor and Broker and supersedes all prior agreements and understandings. Only an instrument in writing signed by both parties may modify it.

22. Liability of Agent. Neither Broker nor any of its officers, directors, employees, agents or affiliates shall be liable to Vendor for any action taken or omitted to be taken by it or them under this Agreement or in connection herewith, except for its gross negligence or willful misconduct.

23. Non-Waver. Failure by either party to exercise promptly any option or right herein granted to it or to require strict performance of any obligation herein imposed on the other shall not be deemed to be a wavier of such rights.

24. Governing Law. This Agreement operates to the fullest extent permissible by law. If any provision of this Agreement is unlawful, void or unenforceable, that provision is deemed severable from this Agreement and does not affect the validity and enforceability of any remaining provisions. This Agreement is governed by, and construed in accordance with, the laws of the Territory without giving effect to any principles of conflicts of law. Broker and Vendor agree to submit to the exclusive jurisdiction of the courts of the Territory for resolution of any dispute, action or proceeding arising in connection with this Agreement and further irrevocably waive any right you may have to trial by jury in any such dispute, action or proceeding. Broker and Vendor hereby agree to first utilize a Board Certified Arbitrator at mutual cost to settle any and all disputes regarding this agreement.

25. Notices. Any notice required or permitted to be given under this Agreement by one of the parties to the other shall be deemed to have been sufficiently given for all purposes if mailed by registered or certified mail.

26.  Territory. The territory contemplated herein through this agreement is:
     -------------------------.

IN WITNESS WHEREOF, this Agreement has been duly executed by an authorized officer of the parties hereto as of the date written below:

VENDOR:                                   LIQUOR GROUP

By: ______________________________    By: ______________________________________

Printed Name: ____________________    Printed Name: ____________________________

Title: ___________________________    Title: ___________________________________

Date: ____________________________    Date: ____________________________________

Vendor Contact Info:


Address: _________________________    Email: ___________________________________

City, State, ZIP: ________________    Phone: ___________________________________

Alternate Contact: _______________    Fax:  ____________________________________


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                        Liquor Group Brokerage Agreement

                                    Exhibit A

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  Product Name:                                      FOD/
                        %            Product  Case   Case Commission  Case Quota
                      Alcohol  Size:  Code:   Pack:  LGH:  Per-Case:  Per-Annum:
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Product Code required for all Products listed, if you do not have a Product code for a specified product, mark that column with an X. If you need more space for additional Products just duplicate this page and fill in as needed.


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                        Liquor Group Brokerage Agreement

                                    Exhibit B
                         VENDOR / BRAND MARKETING NOTES:

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                               PROMOTIONAL SUPPORT

The Supplier agrees to support the Product through the following means per annum of this agreement:

Support type:              % of cost paid by Supplier:      Quantity Available:

Product Demonstrations:            __________%               #: ______________

Product for Product Demonstrations:__________%               #: ______________

Sales Samples:                     __________%               #: ______________

T-Shirts / Apparel:                __________%               #: ______________

Stickers:                          __________%               #: ______________

Giveaway Trinkets:                 __________%               #: ______________

Advertising/Media:                 __________%               $: ______________

Sales Rep Training:                __________%               #: ______________

Sales Rep Rewards:                 __________%               #/$: _____________

Other: _________________________   __________%               #/$: _____________

Supplier hereby agrees to provide Point of Sale (POS) materials with every shipment of Product. Should sufficient POS materials not be provided, materials will be generated by Broker and charged back to Vendor at cost plus 10%.



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